The date of the above supplement is February 2, 2004.

F57-041 6/1/04

T. Rowe Price High Yield Fund, Inc.

Supplement to prospectuses dated October 1, 2003

Effective June 1, 2004, the Contingent Redemption Fee section on page 11 of the prospectus will be replaced with the following language:

Contingent Redemption Fee

Short-term "market timers" who engage in frequent purchases and redemptions can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, the fund assesses a 1.00% fee on redemptions (including exchanges) of fund shares held for less than one year.

Redemption fees are paid to a fund to help offset costs and to protect its long-term shareholders. The "first-in, first-out" (FIFO) method is used to determine the holding period. Under this method, the date of the redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than the designated holding period, the fee will be charged.

In determining a holding period, the fund will use the anniversary date of a transaction. Thus, for a one-year period, shares purchased on February 1 will be subject to the fee if they are redeemed on or prior to the following January 31. If they are redeemed on or after February 1 of the following year, they will not be subject to the fee.

Shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or accounts, such as 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA, and money purchase pension accounts, or shares redeemed through designated systematic withdrawal plans are exempt from the redemption fee. The fee does apply to all other types of accounts including IRAs. The fee also may apply to shares in retirement plans held in broker omnibus accounts. Intermediaries who cannot assess the redemption fee because of systems limitations and can provide verification to that effect to the satisfaction of T. Rowe Price may be permitted to defer application of the fee until December 31, 2004. In addition, shares redeemed through automatic and/or non-discretionary rebalancing programs may not be subject to the fee, subject to the prior written approval by designated persons at T. Rowe Price, provided that they reasonably can be assured that these transactions will not result in short-term market timing or excessive trading. Finally, some transactions are not motivated by short-term market timing nor qualify as "excessive" trading and, therefore, may be exempt from the redemption fee, subject to prior written approval by designated persons at T. Rowe Price as described earlier.

The date of the above supplement is June 1, 2004.

T. Rowe Price High Yield Fund, Inc.

T. Rowe Price High Yield Fund—Advisor Class

T. Rowe Price Institutional Income Funds, Inc.

T. Rowe Price Institutional High Yield Fund

Supplement to prospectuses dated October 1, 2003

Important Information About High Yield and Institutional High Yield Funds

The fund will not accept new accounts after 4:00 p.m. ET on February 20, 2004.

Purchases of shares are permitted for existing investors holding shares directly with T. Rowe Price and participants in their employers` retirement plans where the fund is an option in the plan. Generally, investors or plan participants holding shares through intermediaries (for example, brokerage or financial planning firms) will be able to purchase additional shares; however, you should check with your intermediary to confirm your eligibility. The fund will not accept new IRA accounts but will permit direct rollovers from qualified retirement plans into new IRA accounts offered through T. Rowe Price.

The closing does not restrict shareholders from selling shares of the fund.

When deemed to be in the fund`s best interests, the fund reserves the right to permit certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.